Supplement to the John Hancock Growth and Income Funds Prospectus dated
    November 1, 1998 for Sovereign Balanced Fund and Sovereign Investors Fund




The trustees of John Hancock Sovereign Balanced Fund and Sovereign Investors Fund have approved the termination of the funds' subadviser, John Hancock Sovereign Asset Management Corporation as of December 31, 1998.

This termination will not change the funds' present portfolio management team lead by John F. Snyder III and Barry H. Evans, CFA. Mr. Snyder and Mr. Evans are presently officers of John Hancock Advisers, Inc. (the "adviser") and the rest of the team will become employees of the adviser on January 1, 1999.



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